Exhibit 32.1
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
with Respect to the Annual Report on Form 10-KSB
for the Period ended December 31, 2006
of MMC Energy, Inc.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, the undersigned Chief Financial Officer of MMC Energy, Inc., a Delaware corporation (the “Company”), do hereby certify, that:

1.
The Company’s Annual Report on Form 10-KSB/A for the period ended December 31, 2006, (the “Form 10-KSB/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	Information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 4, 2007	/s/ Denis G. Gagnon
Denis G. Gagnon
Chief Financial Officer (Principal Financial Officer)

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-KSB/A or as a separate disclosure document of the Company or the certifying officer.